FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2020 Third Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used adjusted operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Adjusted operating income for the periods presented consists of net income adjusted primarily to exclude realized gains and losses on investments, which includes the change in fair value of equity securities and the change in allowances on investments, and the change in fair value of derivatives.

We use adjusted operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in fair value of derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our adjusted operating performance without the impact of these items enhances the analysis of our results. We use adjusted operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

We analyze our segment results based on pre-tax adjusted operating income, which excludes the impact of certain items that are included in pre-tax net income. Pre-tax adjusted operating income is a basis allowed for segment reporting under GAAP. See Note 8 to our consolidated financial statements in Form 10-Q for the period ended September, 30, 2020 for further information regarding how we define our segments and pre-tax adjusted operating income.
NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2020	December 31, 2019
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost 2020 - $7,256,832; 2019 - $7,015,269; and allowance for credit losses 2020 - $12,095, 2019 - $0)	$8,244,477	$7,702,628
Equity securities at fair value (cost: 2020 - $95,409; 2019 - $95,269)	93,269	100,228
Mortgage loans (net of allowance for credit losses 2020 - $1,924, 2019 - $0)	972,210	1,011,678
Real estate	955	955
Policy loans	197,009	201,589
Short-term investments	18,434	11,865
Other investments	55,639	62,680
Total investments	9,581,993	9,091,623

Cash and cash equivalents	15,030	17,277
Securities and indebtedness of related parties	80,494	74,791
Accrued investment income	76,164	72,332
Amounts receivable from affiliates	2,421	4,357
Reinsurance recoverable	112,382	107,498
Deferred acquisition costs	201,022	289,456
Value of insurance in force acquired	2,384	2,624
Current income taxes recoverable	4,786	6,427
Other assets	159,824	167,940
Assets held in separate accounts	616,381	645,881

Total assets	$10,852,881	$10,480,206

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2020	December 31, 2019
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,747,604	$5,548,212
Traditional life insurance and accident and health products	1,881,838	1,845,337
Other policy claims and benefits	49,409	46,883
Supplementary contracts without life contingencies	282,715	296,915
Advance premiums and other deposits	258,165	253,458
Amounts payable to affiliates	609	1,218
Long-term debt	97,000	97,000
Deferred income taxes	187,161	152,373
Other liabilities	113,744	107,013
Liabilities related to separate accounts	616,381	645,881
Total liabilities	9,234,626	8,994,290

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,383,110 in 2020 and 24,652,802 shares in 2019	150,990	152,661
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2020 and 2019	72	72
Accumulated other comprehensive income	529,087	354,764
Retained earnings	935,080	975,260
Total FBL Financial Group, Inc. stockholders' equity	1,618,229	1,485,757
Noncontrolling interest	26	159
Total stockholders' equity	1,618,255	1,485,916
Total liabilities and stockholders' equity	$10,852,881	$10,480,206

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Revenues:
Interest sensitive product charges	$35,420	$31,135	$100,049	$94,935
Traditional life insurance premiums	47,792	46,982	147,429	147,361
Net investment income	105,856	101,478	291,208	316,012
Net realized capital gains (losses)	1,991	696	(8,657)	11,230
Change in allowance for credit losses on investments	1,903	—	(10,855)	—
Other-than-temporary impairment losses	—	(50)	—	(919)
Other income	4,883	4,417	14,647	12,501
Total revenues	197,845	184,658	533,821	581,120

Benefits and expenses:
Interest sensitive product benefits	79,803	67,147	203,257	202,966
Traditional life insurance benefits	45,529	42,877	136,849	131,512
Policyholder dividends	1,733	2,441	5,879	7,539
Underwriting, acquisition and insurance expenses	38,131	39,197	111,044	114,334
Interest expense	1,212	1,213	3,638	3,637
Other expenses	7,878	5,764	22,524	18,649
Total benefits and expenses	174,286	158,639	483,191	478,637
	23,559	26,019	50,630	102,483
Income tax	(2,883)	(1,642)	(5,887)	(13,429)
Equity income (loss), net of related income taxes	277	799	(238)	2,423
Net income	20,953	25,176	44,505	91,477
Net (income) loss attributable to noncontrolling interest	21	(47)	165	(7)
Net income attributable to FBL Financial Group, Inc.	$20,974	$25,129	$44,670	$91,470

Comprehensive income attributable to FBL Financial Group, Inc.	$68,435	$128,511	$218,993	$406,327

Earnings per common share	$0.85	$1.01	$1.81	$3.69
Earnings per common share - assuming dilution	$0.85	$1.01	$1.81	$3.69

Cash dividends per common share	$0.50	$0.48	$1.50	$1.44
Special cash dividend per common share	$—	$—	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Loss) (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Revenues:
Interest sensitive product charges	$31,135	$32,178	$31,720	$32,909	$35,420
Traditional life insurance premiums	46,982	50,502	49,308	50,329	47,792
Net investment income	101,478	108,986	74,917	110,435	105,856
Net realized capital gains (losses)	696	(2,707)	(13,401)	2,753	1,991
Change in allowance for credit losses on investments	—	—	(12,261)	(497)	1,903
Other-than-temporary impairment losses	(50)	—	—	—	—
Other income	4,417	4,602	4,980	4,784	4,883
Total revenues	184,658	193,561	135,263	200,713	197,845

Benefits and expenses:
Interest sensitive product benefits	67,147	73,507	44,351	79,103	79,803
Traditional life insurance benefits	42,877	43,142	46,208	45,112	45,529
Policyholder dividends	2,441	2,514	2,529	1,617	1,733
Underwriting, acquisition and insurance expenses	39,197	26,290	39,421	33,492	38,131
Interest expense	1,213	1,213	1,213	1,213	1,212
Other expenses	5,764	6,597	7,421	7,225	7,878
Total benefits and expenses	158,639	153,263	141,143	167,762	174,286
	26,019	40,298	(5,880)	32,951	23,559
Income tax benefit (expense)	(1,642)	(6,500)	3,081	(6,085)	(2,883)
Equity income (loss), net of related income taxes	799	1,033	228	(743)	277
Net income (loss)	25,176	34,831	(2,571)	26,123	20,953
Net (income) loss attributable to noncontrolling interest	(47)	(92)	56	88	21
Net income (loss) attributable to FBL Financial Group, Inc.	$25,129	$34,739	$(2,515)	$26,211	$20,974

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$128,511	$(16,672)	$(98,857)	$249,415	$68,435

Earnings (loss) per common share	$1.01	$1.40	$(0.10)	$1.06	$0.85
Earnings (loss) per common share - assuming dilution	$1.01	$1.40	$(0.10)	$1.06	$0.85

Cash dividends per common share	$0.48	$0.48	$0.50	$0.50	$0.50
Special cash dividend per common share	$—	$—	$1.50	$—	$—

Weighted average common shares outstanding (in thousands):
Basic	24,759	24,761	24,763	24,724	24,497
Effect of dilutive securities	10	8	—	4	3
Diluted	24,769	24,769	24,763	24,728	24,500

FBL Financial Group, Inc.
Net Income (Loss) to Adjusted Operating Income Reconciliation and Pre-tax Adjusted Operating Income by Segment
(Dollars in thousands, except per share data)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020

Net income (loss) attributable to FBL Financial Group, Inc.	$25,129	$34,739	$(2,515)	$26,211	$20,974
Net income adjustments:
Realized gains/losses on investments (1)	(440)	2,147	20,112	(1,709)	(3,300)
Change in net unrealized gains/losses on derivatives (1)	526	(2,047)	2,039	748	2,079
Adjusted operating income (2)	$25,215	$34,839	$19,636	$25,250	$19,753

Adjusted operating income per common share - assuming dilution (2)	$1.02	$1.41	$0.79	$1.02	$0.80

Adjusted operating return on equity, excluding AOCI - last twelve months	9.3%	10.7%	10.2%	9.6%	9.1%
Adjusted operating return on equity, including AOCI - last twelve months	7.8%	8.6%	8.0%	7.2%	6.6%

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Impact of Adjustments on FBL Net Income
Realized gains (losses) on investments and change in fair value of equity securities and derivatives	$(198)	$70	$(28,069)	$426	$780
Offsets: (3)
Change in amortization	(343)	61	(176)	134	639
Reserve change on interest sensitive products	432	(258)	205	656	126
Income tax	23	27	5,889	(255)	(324)
Net impact of net income adjustments	$(86)	$(100)	$(22,151)	$961	$1,221

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Pre-tax adjusted operating income by segment:
Annuity segment	$8,121	$14,414	$12,019	$14,917	$18,916
Life Insurance segment	14,032	24,771	10,267	12,260	2,641
Corporate and Other segment	4,939	2,456	219	3,706	829
Total pre-tax adjusted operating income	27,092	41,641	22,505	30,883	22,386
Income taxes on adjusted operating income	(1,877)	(6,802)	(2,869)	(5,633)	(2,633)
Adjusted operating income (2)	$25,215	$34,839	$19,636	$25,250	$19,753

(1) Amounts are net of adjustments, as applicable, to amortization of unearned revenue reserves and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.
(2)    Adjusted operating income is a non-GAAP measure of earnings, see Note 1 on page 1 for additional information.
(3)     The items excluded from adjusted operating income impact the amortization of deferred acquisition costs and unearned revenue reserve. Certain interest sensitive reserves as well as income taxes are also impacted.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and indexed annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and indexed annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With indexed annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies, including indexed universal life. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment includes (i) wealth management services; (ii) advisory services for the management of investments and other companies; (iii) marketing and distribution services for the sale of insurance products not issued by us; (iv) leasing services with affiliates; (v) closed blocks of variable annuity, variable life and accident and health products; (vi) interest expense and (vii) investments and related investment income not specifically allocated to our product segments.

We analyze our segment results based on pre-tax adjusted operating income. Accordingly, income taxes are not allocated to the segments. In addition, adjusted operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Annuity Segment

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$1,608	$1,734	$1,886	$2,079	$1,776
Net investment income	49,633	52,618	52,768	51,458	51,576
Total adjusted operating revenues	51,241	54,352	54,654	53,537	53,352

Adjusted operating benefits and expenses:
Interest sensitive product benefits	28,585	30,980	33,883	30,518	25,652
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	405	662	421	315	320
Amortization of deferred acquisition costs	8,015	2,763	2,646	2,397	3,384
Amortization of value of insurance in force acquired	164	164	175	175	175
Other underwriting expenses	5,951	5,369	5,510	5,215	4,905
Total underwriting, acquisition and insurance expenses	14,535	8,958	8,752	8,102	8,784
Total adjusted operating benefits and expenses	43,120	39,938	42,635	38,620	34,436
Pre-tax adjusted operating income	$8,121	$14,414	$12,019	$14,917	$18,916

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,521,789	$4,541,355	$4,635,897	$4,714,493	$4,662,809
Deferred acquisition costs	88,266	88,295	88,257	87,622	87,104
Value of insurance in force acquired	2,361	2,198	2,022	1,847	1,672

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$4,054,299	$4,105,054	$4,195,802	$4,260,316	$4,238,518
Other insurance reserves	338,585	335,222	332,478	329,208	322,916
Allocated equity, excluding AOCI	250,934	253,096	239,999	243,245	241,756

Other data:
Number of direct contracts	52,914	51,536	50,948	50,533	50,217

Portfolio yield net of assumed defaults	4.38%	4.35%	4.32%	4.28%	4.21%
Credited rate	2.61	2.60	2.55	2.56	2.56
Spread on individual annuities at end of quarter (1)	1.77%	1.75%	1.77%	1.72%	1.65%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$3,214,755	$3,204,500	$3,221,385	$3,203,598	$3,209,679
Deposits	53,972	63,532	55,266	34,973	43,119
Withdrawals, surrenders and death benefits	(79,157)	(63,065)	(66,299)	(51,605)	(50,945)
Net flows	(25,185)	467	(11,033)	(16,632)	(7,826)

Policyholder interest	18,352	21,207	21,479	20,811	21,125
Annuitizations and other	(3,422)	(4,789)	(28,233)	1,902	(1,506)
Balance, end of period	3,204,500	3,221,385	3,203,598	3,209,679	3,221,472
Other interest sensitive reserves	849,799	883,669	992,204	1,050,637	1,017,046
Total interest sensitive product reserves	$4,054,299	$4,105,054	$4,195,802	$4,260,316	$4,238,518

(1)Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$19,163	$18,956	$20,379	$19,969	$23,243
Traditional life insurance premiums	46,982	50,502	49,308	50,329	47,792
Net investment income	38,581	40,204	37,575	39,271	40,198
Other income	(131)	(159)	(47)	(77)	(63)
Total adjusted operating revenues	104,595	109,503	107,215	109,492	111,170

Adjusted operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	8,326	9,803	7,843	9,500	11,110
Death benefits and other	17,198	15,513	16,371	16,846	22,958
Total interest sensitive product benefits	25,524	25,316	24,214	26,346	34,068
Traditional life insurance benefits:
Death benefits	25,233	22,878	26,098	23,584	25,579
Surrender and other benefits	9,435	9,548	10,142	7,383	7,835
Increase in traditional life future policy benefits	8,206	10,716	9,970	14,144	12,113
Total traditional life insurance benefits	42,874	43,142	46,210	45,111	45,527
Policyholder dividends	2,441	2,514	2,529	1,617	1,733
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,487	5,195	4,832	4,662	4,547
Amortization of deferred acquisition costs	(592)	(5,732)	2,419	3,065	8,404
Amortization of value of insurance in force acquired	372	372	370	370	370
Other underwriting expenses	16,278	14,950	16,749	15,078	14,179
Total underwriting, acquisition and insurance expenses	20,545	14,785	24,370	23,175	27,500
Total adjusted operating benefits and expenses	91,384	85,757	97,323	96,249	108,828
	$13,211	$23,746	$9,892	$13,243	$2,342
Equity income (loss), before tax	821	1,025	375	(983)	299
Pre-tax adjusted operating income	$14,032	$24,771	$10,267	$12,260	$2,641

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,123,239	$3,155,216	$3,174,890	$3,191,110	$3,228,619
Deferred acquisition costs	323,609	341,143	346,585	350,092	346,776
Value of insurance in force acquired	13,296	12,924	12,554	12,184	11,814

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$1,024,103	$1,039,335	$1,050,311	$1,067,132	$1,086,664
Other insurance reserves	2,033,080	2,043,029	2,056,553	2,084,413	2,097,431
Allocated equity, excluding AOCI	476,443	480,489	504,451	514,602	520,220

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Life Insurance Segment (Continued)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,099	365,399	364,286	364,117	363,880
Number of direct policies - universal life	71,367	72,972	73,508	74,178	74,450
Direct face amounts - traditional life	$53,005,016	$53,320,484	$53,509,739	$53,846,236	$54,192,288
Direct face amounts - universal life	$8,020,444	$8,245,749	$8,342,877	$8,442,603	$8,503,362

Portfolio yield net of assumed defaults	4.91%	4.85%	4.84%	4.80%	4.76%
Credited rate	3.80	3.81	3.85	3.85	3.83
Spread on universal life at end of quarter (2)	1.11%	1.04%	0.99%	0.95%	0.93%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$1,013,247	$1,024,103	$1,039,335	$1,050,311	$1,067,132
Deposits	28,110	30,962	33,118	30,903	30,888
Withdrawals and surrenders	(8,455)	(6,915)	(7,205)	(6,972)	(7,675)
Net flows	19,655	24,047	25,913	23,931	23,213

Policyholder interest	7,774	9,165	7,156	8,971	9,444
Policy charges	(20,129)	(20,603)	(21,774)	(21,733)	(21,666)
Benefits and other	3,556	2,623	(319)	5,652	8,541
Balance, end of period	$1,024,103	$1,039,335	$1,050,311	$1,067,132	$1,086,664

(1)Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.
(2)Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Adjusted Operating Income
Corporate and Other

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Pre-tax Adjusted Operating Income		(Dollars in thousands)

Adjusted operating revenues:
Interest sensitive product charges	$10,408	$10,757	$10,956	$10,282	$10,246
Net investment income	8,277	8,797	8,057	6,879	7,306
Other income	4,548	4,761	5,027	4,861	4,946
Total adjusted operating revenues	23,233	24,315	24,040	22,022	22,498

Adjusted operating benefits and expenses:
Interest sensitive product benefits	7,642	12,315	7,626	8,205	10,310
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	720	685	699	635	669
Amortization of deferred acquisition costs	1,854	9	5,055	(633)	111
Other underwriting expenses	1,244	1,231	1,777	1,802	1,562
Total underwriting, acquisition and insurance expenses	3,818	1,925	7,531	1,804	2,342
Interest expense	1,213	1,213	1,213	1,213	1,212
Other expenses	5,764	6,597	7,421	7,225	7,878
Total adjusted operating benefits and expenses	18,437	22,050	23,791	18,447	21,742
	4,796	2,265	249	3,575	756
Net (income) loss attributable to noncontrolling interest	(47)	(92)	56	88	21
Equity income (loss), before tax	190	283	(86)	43	52
Pre-tax adjusted operating income	$4,939	$2,456	$219	$3,706	$829

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$686,296	$702,734	$652,607	$641,214	$692,965
Deferred acquisition costs	60,346	60,245	55,656	55,912	55,381
Separate account assets	612,338	645,881	525,582	599,203	616,381

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$372,492	$369,454	$369,026	$368,870	$372,594
Other insurance reserves	81,706	86,094	83,905	80,819	82,944
Separate account liabilities	612,338	645,881	525,582	599,203	616,381
Allocated equity, excluding AOCI	378,198	394,408	328,408	325,330	324,166

Rollforward of separate account balances:
Beginning separate account balance	$625,177	$612,338	$645,881	$525,582	$599,203
Net premiums and transfers	1,208	3,502	4,313	3,466	(771)
Net investment income (loss)	1,721	44,460	(107,413)	86,556	37,130
Charges, benefits and surrenders	(15,768)	(14,419)	(17,199)	(16,401)	(19,181)
Ending separate account balance	$612,338	$645,881	$525,582	$599,203	$616,381

Other data:
Number of direct contracts - variable annuity	8,810	8,676	8,543	8,407	8,260
Number of direct policies - variable universal life	33,787	33,383	32,943	32,618	32,298
Direct face amounts - variable universal life	$4,158,021	$4,117,248	$4,043,188	$4,010,324	$3,971,325

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
		(Dollars in thousands)
Annuity
Balance - beginning of period	$93,898	$88,266	$88,295	$88,257	$87,622
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	286	—	—
Capitalization:
Commissions	2,291	2,729	2,110	1,394	1,709
Expenses	302	247	252	126	190
Total capitalization	2,593	2,976	2,362	1,520	1,899
Amortization - adjusted operating basis, before impact of unlocking	(3,471)	(2,844)	(2,730)	(2,463)	(2,245)
Amortization - unlocking, adjusted operating basis	(4,863)	—	—	—	(1,132)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	109	(103)	44	308	960
Balance - end of period	$88,266	$88,295	$88,257	$87,622	$87,104

Life Insurance
Balance - beginning of period	$316,309	$323,609	$341,143	$346,585	$350,092
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	79	—	—
Capitalization:
Commissions	4,243	8,160	4,353	4,641	4,298
Expenses	2,367	2,494	2,380	2,059	1,850
Deferral of sales inducements	111	1,517	241	284	81
Total capitalization	6,721	12,171	6,974	6,984	6,229
Amortization - adjusted operating basis, before impact of unlocking	(3,206)	(4,226)	(2,514)	(3,135)	(2,895)
Amortization - unlocking, adjusted operating basis	3,842	10,000	—	—	(6,624)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(57)	(411)	903	(342)	(26)
Balance - end of period	$323,609	$341,143	$346,585	$350,092	$346,776

Corporate and Other
Balance - beginning of period	$62,499	$60,346	$60,245	$55,656	$55,912
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	105	—	—
Capitalization:
Commissions	77	39	59	40	—
Deferral of sales inducements	2	25	—	6	4
Total capitalization	79	64	59	46	4
Amortization - adjusted operating basis, before impact of unlocking	(1,771)	(9)	(5,132)	620	15
Amortization - unlocking, adjusted operating basis	(109)	—	—	—	(99)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(352)	(156)	379	(410)	(451)
Balance - end of period	$60,346	$60,245	$55,656	$55,912	$55,381

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
		(Dollars in thousands)
Total
Balance - beginning of period	$472,706	$472,221	$489,683	$490,498	$493,626
Cumulative effect of change in accounting principle related to current expected credit loss	—	—	470	—	—
Capitalization:
Commissions	6,611	10,928	6,522	6,075	6,007
Expenses	2,669	2,741	2,632	2,185	2,040
Deferral of sales inducements	113	1,542	241	290	85
Total capitalization	9,393	15,211	9,395	8,550	8,132
Amortization - adjusted operating basis, before impact of unlocking	(8,448)	(7,079)	(10,376)	(4,978)	(5,125)
Amortization - unlocking, adjusted operating basis	(1,130)	10,000	—	—	(7,855)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives and equities	(300)	(670)	1,326	(444)	483
Balance - end of period	472,221	489,683	490,498	493,626	489,261
Impact of unrealized gains in AOCI	(219,109)	(200,227)	(152,526)	(262,054)	(288,239)
Deferred acquisition costs	$253,112	$289,456	$337,972	$231,572	$201,022

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Adjusted Operating Income

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$(195)	$—	$—	$—	$57
Amortization of deferred acquisition costs	(4,668)	—	—	—	(1,189)
Changes in reserves reported in interest sensitive product benefits	—	—	—	—	5,358
Increase (decrease) to pre-tax adjusted operating income	$(4,863)	$—	$—	$—	$4,226

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$(386)	$—	$—	$—	$3,772
Amortization of deferred sales inducements reported in interest sensitive product benefits	45	—	—	—	(1,207)
Amortization of deferred sales inducements reported in traditional life insurance benefits	69	183	—	—	138
Amortization of deferred acquisition costs	3,728	9,817	—	—	(5,556)
Changes in reserves reported in interest sensitive product benefits	(1,062)	—	—	—	(7,270)
Increase (decrease) to pre-tax adjusted operating income	$2,394	$10,000	$—	$—	$(10,123)

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$(94)	$—	$—	$—	$(62)
Amortization of deferred sales inducements reported in interest sensitive product benefits	26	—	—	—	51
Amortization of deferred acquisition costs	(135)	—	—	—	(150)
Changes in reserves reported in interest sensitive product benefits	2	—	—	—	(659)
Decrease to pre-tax adjusted operating income	$(201)	$—	$—	$—	$(820)

Total impact of unlocking on pre-tax adjusted operating income	$(2,670)	$10,000	$—	$—	$(6,717)

FBL Financial Group, Inc.
Collected Premiums (1)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$13,313	$10,489	$5,370	$4,465	$13,866
Renewal	11,644	13,428	17,483	14,072	8,888
Total fixed rate	24,957	23,917	22,853	18,537	22,754
Index annuity	30,293	41,177	32,641	16,436	20,647
Total individual	55,250	65,094	55,494	34,973	43,401
Group	826	1,643	2,605	832	1,862
Total Annuity	56,076	66,737	58,099	35,805	45,263

Life Insurance
Direct:
Universal life:
First year	6,571	7,129	8,106	5,870	6,336
Renewal	21,214	22,173	24,512	24,176	24,121
Total universal life	27,785	29,302	32,618	30,046	30,457
Whole life:
First year	1,834	2,335	1,789	1,882	2,141
Renewal	22,016	23,273	23,379	23,205	21,054
Total whole life	23,850	25,608	25,168	25,087	23,195
Term life and other:
First year	2,656	2,811	2,835	3,005	2,855
Renewal	26,798	27,382	28,302	28,329	27,636
Total term life and other	29,454	30,193	31,137	31,334	30,491
Total direct life insurance	81,089	85,103	88,923	86,467	84,143
Reinsurance	(6,046)	(6,818)	(6,288)	(7,994)	(6,477)
Total Life Insurance	75,043	78,285	82,635	78,473	77,666

Corporate and Other
Variable, net of reinsurance	10,982	10,824	13,113	11,583	10,192
Accident and health, net of reinsurance	41	179	179	71	43
Total Corporate and Other	11,023	11,003	13,292	11,654	10,235

Total collected premiums	$142,142	$156,025	$154,026	$125,932	$133,164

(1)Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2019	2019	2020	2020	2020
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$16,000	$—	$10,000	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	113,000	97,000	107,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,105,035	1,127,993	1,072,858	1,083,177	1,086,142
Total capitalization, excluding AOCI	1,221,035	1,227,993	1,182,858	1,183,177	1,186,142

Accumulated other comprehensive income	406,175	354,764	258,422	481,626	529,087
Total capitalization, including AOCI	$1,627,210	$1,582,757	$1,441,280	$1,664,803	$1,715,229

Common shares outstanding	24,662,308	24,664,215	24,642,190	24,544,001	24,394,523

Book Value per Share:
Excluding AOCI	$44.81	$45.73	$43.54	$44.13	$44.52
Including AOCI	61.28	60.12	54.02	63.76	66.21

Debt-to-Capital Ratio:
Excluding AOCI	9.3%	7.9%	9.0%	8.2%	8.2%
Including AOCI	6.9	6.1	7.4	5.8	5.7

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	5.3%	3.9%	4.9%	4.1%	4.1%
Including AOCI	4.0	3.1	4.1	2.9	2.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.9%	59.9%	59.9%	60.2%	60.5%
Public	40.1	40.1	40.1	39.8	39.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2019	2019	2020	2020	2020

Investment by Type:
Fixed maturity securities	58.2%	57.9%	57.1%	58.3%	58.6%
Residential mortgage-backed	7.4	7.4	7.3	7.3	7.6
Commercial mortgage-backed	11.6	11.5	12.7	12.1	12.0
Other asset-backed	7.6	7.9	7.8	8.0	7.9
Mortgage loans	11.1	11.2	11.0	10.5	10.1
Equity securities	1.1	1.1	1.0	1.0	1.0
Other	3.0	3.0	3.1	2.8	2.8

Quality of Fixed Maturity Securities:
AAA, AA, A	68.3%	68.2%	69.3%	67.9%	67.6%
BBB	29.5	29.5	28.1	28.5	28.8
BB	1.5	1.6	1.9	2.7	2.7
<BB	0.7	0.7	0.7	0.9	0.9

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,200	1,197	1,167	1,109	1,040
6 life partner states and Colorado	655	661	664	661	663
	1,855	1,858	1,831	1,770	1,703

FBL Financial Group, Inc.
Income Taxes
(Dollars in thousands)

	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020

Income tax benefit (expense)	$(1,642)	$(6,500)	$3,081	$(6,085)	$(2,883)
Tax benefit (expense) on equity income	(212)	(275)	(61)	197	(74)
Net income adjustments:
Income tax offset on net income adjustments	(23)	(27)	(5,889)	255	324
Income taxes on adjusted operating income	$(1,877)	$(6,802)	$(2,869)	$(5,633)	$(2,633)

Income taxes on adjusted operating income before benefits of LIHTC investments	$(2,727)	$(7,653)	$(3,752)	$(6,557)	$(3,493)
Amounts related to LIHTC investments	850	851	883	924	860
Income taxes on adjusted operating income	$(1,877)	$(6,802)	$(2,869)	$(5,633)	$(2,633)